Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-E

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 05/17/2010


Blended Coupon 7.9030%


Excess Protection Level
3 Month Average   4.13%
December, 2000   0.12%
November, 2000   6.22%
October, 2000   6.05%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.53%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$590,000,000.00


Seller Participation Amount$5,990,287,874.98